UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 14, 2015, McDermott International, Inc. is posting updated investor presentation materials entitled “Q1 ’15 Supplemental Updated Information” to its Web site. Those materials may be viewed by using the “Investors” link at McDermott’s website, www.mcdermott.com, and clicking on “Webcasts & Presentations,” under “Investor News and Events,” beginning on May 14, 2015 at approximately 8:00 a.m. Central Daylight Savings Time.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 14, 2015

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence
Executive Vice President and Chief Financial Officer